Exhibit 99.2

ACADIA REALTY TRUST

Focused.

Disciplined.

Value-Driven.

First Quarter 2010

Reporting Supplement

Reporting Supplement
March 31, 2010

Table of Contents
	Page		Page

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24

Market Capitalization	4	Redevelopment Projects - Operating	25

Operating Statements		Redevelopment Projects - Construction and Design	26
Pro-rata Consolidation	5
Joint Ventures	6	RCP Venture Investments	27
Opportunity Funds	7
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Section III - Core and Opportunity Fund Portfolio Information
and Funds Available for Distribution ("FAD")	9
EBITDA	10	Core Properties	28
Same Property Net Operating Income	11
Fee Income	12	Core Portfolio by State	30
2010 Guidance	13
Net Asset Valuation	14	Core Top Tenants	31

Balance Sheet - Pro-rata Consolidation	15	Core Lease Expirations	32

Notes Receivable	16	Core New and Renewal Rent Spreads	34

Debt Analysis		Core Capital Expenditures	35
Summary	17
Detail	18	Opportunity Fund Properties	36
Maturities	21
Maturities with Extension Options	22	Storage Post Properties	37

Selected Financial Ratios	23	Opportunity Fund Lease Expirations	38

		Portfolio Demographics	41

		Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Reporting Supplement
March 31, 2010

Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership
(and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters	1311 Mamaroneck Avenue	Investor Relations	Jon Grisham
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
(914) 288-8142
jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	Banc of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Craig Schmidt (646) 855-3640	Nicholas Vedder (949) 640-8780	Todd Thomas - (917) 368-2286
craig_schmidt@ml.com	nvedder@greenstreetadvisors.com	tthomas@keybanccm.com

Bank of Montreal	Janney Montgomery Scott	Macquarie Capital (USA)
Paul Adornato, CFA - (212) 885-4170	Andrew T. DiZio, CFA (215) 665-6439	Dave Wigginton (212) 231-6380
paul.adornato@bmo.com	adizio@jmsonline.com	dave.wiggington@maquarie.com

Citigroup - Smith Barney	J.P. Morgan Securities, Inc.	RBC Capital Markets
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA (212) 622-6689	Rich Moore, CFA - (216) 378-7625
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

Cowen and Company	Keefe, Bruyette & Woods, Inc.	UBS
Stephen Boyd - (646) 562-1382	Sheila K. McGrath - (212) 887-7793	Christy McElroy - (203) 719-7831
Stephen.Boyd@cowen.com	smcgrath@kbw.com	christy.mcelroy@ubs.com

Reporting Supplement
March 31, 2010				Market Capitalization
				including the hypothetical
Total Market Capitalization				repayment of debt with
(including pro-rata share of Opportunity Fund debt)	Market Capitalization			available cash of
(dollars in thousands)	as of March 31, 2010			$52.8 million ("Net Debt")
	Percent		Percent of	Percent			Percent of
	of Total		Total Market	of Total			Total Market
	Equity		Capitalization	Equity			Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.8%	$40,118		98.8%	$40,118
Common Operating Partnership ("OP") Units	1.2%	474		1.2%	474
Combined Common Shares and OP Units		40,592			40,592

Share Price 3/31/10		17.86			17.86

Equity Capitalization - Common Shares and OP Units		724,973			724,973
Preferred OP Units 1		448			448
Total Equity Capitalization		725,421	62.4%		725,421		65.4%

Debt Capitalization
Consolidated debt		754,607			754,607
Adjustment to reflect pro-rata share of debt		(317,761)			(317,761)
Total Debt Capitalization		436,846	37.6%		436,846

Less debt paid with available cash					(52,780	)3
Total Net Debt Capitalization					384,066		34.6%

Total Market Capitalization		$1,162,267	100.0%		$1,109,487		100.0%

1 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
2 Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
3 Reflects Core Portfolio and pro-rata share of Opportunity Funds cash balance as of 3/31/10.

		Weighted Average Outstanding Common Shares and OP Units
		March 31, 2010		March 31, 2009
		Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS		39,980,646	39,980,646	33,473,859	33,473,859
Dilutive potential Common Shares		169,285	169,285	147,488	147,488
Weighted average Common Shares - Diluted EPS		40,149,931	40,149,931	33,621,347	33,621,347
OP Units		600,562	600,562	671,732	671,732
Dilutive potential of OP Units and Common Shares		25,067	25,067	-	-
Weighted average Common Shares/OP Units - Diluted FFO		40,775,560	40,775,560	34,293,079	34,293,079

Reporting Supplement
March 31, 2010

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date
(in thousands)	Year-to-Date							Current Quarter
	Period							3 months
	ended March 31, 2010							ended March 31, 2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$11,593	$1,610	$13,203	$-	$2,820	$-	$16,023	$11,593	$1,610	$13,203	$-	$2,820	$-	$16,023
Percentage rents	134	4	138	-	-	-	138	134	4	138	-	-	-	138
Expense reimbursements - CAM	1,898	204	2,102	-	196	-	2,298	1,898	204	2,102	-	196	-	2,298
Expense reimbursements - Taxes	1,921	271	2,192	-	267	-	2,459	1,921	271	2,192	-	267	-	2,459
Other property income	6	1	7	-	98	-	105	6	1	7	-	98	-	105
	15,552	2,090	17,642	-	3,380	-	21,022	15,552	2,090	17,642	-	3,380	-	21,022
PROPERTY EXPENSES
Property operating - CAM	2,440	325	2,765	-	343	-	3,108	2,440	325	2,765	-	343	-	3,108
Other property operating (Non-CAM)	533	44	577	-	587	-	1,164	533	44	577	-	587	-	1,164
Real estate taxes	2,329	295	2,624	-	458	-	3,082	2,329	295	2,624	-	458	-	3,082
	5,302	664	5,966	-	1,387	-	7,353	5,302	664	5,966	-	1,387	-	7,353

NET OPERATING INCOME - PROPERTIES	10,250	1,426	11,676	-	1,993	-	13,669	10,250	1,426	11,676	-	1,993	-	13,669

OTHER INCOME (EXPENSE)
Interest income	4,796	15	4,811	-	66	-	4,877	4,796	15	4,811	-	66	-	4,877
Straight-line rent income	57	(31)	26	-	322	-	348	57	(31)	26	-	322	-	348
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	(158)	35	(123)	-	(56)	-	(179)	(158)	35	(123)	-	(56)	-	(179)
Straight-line ground rent	-	-	-	-	(23)	-	(23)	-	-	-	-	(23)	-	(23)
Interest expense	(4,171)	(917)	(5,088)	-	(859)	-	(5,947)	(4,171)	(917)	(5,088)		(859)	-	(5,947)
FAS 141 interest	5	-	5	-	-	-	5	5	-	5		-	-	5
Asset and property management expense	(19)	-	(19)	-	(0)	-	(19)	(19)	-	(19)	-	(0)	-	(19)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	94	-	94	-	-	-	94	94	-	94	-	-	-	94
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	10,854	528	11,382	-	1,443	-	12,825	10,854	528	11,382	-	1,443	-	12,825

FEE INCOME
Asset and property management fees	2,853	-	2,853	-	-	-	2,853	2,853	-	2,853	-	-	-	2,853
Priority distributions	110	-	110	-	-	-	110	110	-	110	-	-	-	110
Transactional fees	1,007	-	1,007	-	-	-	1,007	1,007		1,007		-	-	1,007
Provision for income taxes	(400)	-	(400)	-	-	-	(400)	(400)	-	(400)	-	-	-	(400)

FEE INCOME	3,570	-	3,570	-	-	-	3,570	3,570	-	3,570	-	-	-	3,570

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	53	-	53	-	-	-	-	53	-	53
Promote income - RCP	-	-	-	-	25	-	25	-	-	-	-	25	-	25
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Forfeited property sale contract deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	6	-	6	-	-	-	6	6	-	6	-	-	-	6
Gain on extinguishment of debt	-	-	-	-	-	-	-	-		-		-	-	-
Provision for income taxes	(11)	-	(11)	-	(6)	-	(17)	(11)	-	(11)	-	(6)	-	(17)

PROMOTE, RCP AND OTHER INCOME	(5)	-	(5)	-	72	-	67	(5)	-	(5)	-	72	-	67

GENERAL AND ADMINISTRATIVE	(5,641)	-	(5,641)	-	(39)	-	(5,680)	(5,641)	-	(5,641)	-	(39)	-	(5,680)

Depreciation and amortization	(3,704)	(370)	(4,074)	-	(1,444)	-	(5,518)	(3,704)	(370)	(4,074)	-	(1,444)	-	(5,518)
FAS 141 amortization	18	-	18	-	(64)	-	(46)	18	-	18		(64)	-	(46)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interests	5,092	158	5,250	-	(32)	-	5,218	5,092	158	5,250	-	(32)	-	5,218

Noncontrolling interest - OP	(89)	-	(89)	-	(1)	-	(90)	(89)	-	(89)	-	(1)	-	(90)
Noncontrolling interests	-	-	-	-	2	-	2	-	-	-	-	2	-	2

NET INCOME	$5,003	$158	$5,161	$-	$(30)	$-	$5,130	$5,003	$158	$5,161	$-	$(30)	$-	$5,130

	1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.

Reporting Supplement
March 31, 2010
Income Statements - Joint Ventures 1
Current Quarter and Year-to-Date
(in thousands)	Year-to-Date					Current Quarter
	Period					3 months
	Ended March 31,					Ended March 31,
			2010					2010
	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro-		AKR Pro-	Total		AKR Pro-		AKR Pro-	Total
		rata share		rata share	AKR Pro-		rata share		rata share	AKR Pro-
	Brandywine	22.22%	Crossroads	49.00%	rata share	Brandywine JV	22.22%	Crossroads	49.00%	rata share
PROPERTY REVENUES
Minimum rents	$3,975	$883	$1,483	$727	$1,610	$3,975	$883	$1,483	$727	$1,610
Percentage rents	20	4	-	-	4	20	4	-	-	4
Expense reimbursements - CAM	412	92	229	112	204	412	92	229	112	204
Expense reimbursements - Taxes	290	64	422	207	271	290	64	422	207	271
Other property income	5	1	-	-	1	5	1	-	-	1
	4,702	1,044	2,134	1,046	2,090	4,702	1,044	2,134	1,046	2,090

PROPERTY EXPENSES
Property operating - CAM	1,002	223	209	102	325	1,002	223	209	102	325
Other property operating (Non-CAM)	130	29	31	15	44	130	29	31	15	44
Real estate taxes	312	69	461	226	295	312	69	461	226	295
	1,444	321	701	343	664	1,444	321	701	343	664

NET OPERATING INCOME - PROPERTIES	3,258	723	1,433	703	1,426	3,258	723	1,433	703	1,426

OTHER INCOME (EXPENSE)
Interest income	1	-	31	15	15	1	-	31	15	15
Straight-line rent income	(142)	(32)	3	1	(31)	(142)	(32)	3	1	(31)
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	157	35	-	-	35	157	35	-	-	35
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
Interest expense	(2,481)	(508)	(835)	(409)	(917)	(2,481)	(508)	(835)	(409)	(917)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-
Property management expense	(227)	-	-	-	-	(227)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	566	218	632	310	528	566	218	632	310	528

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
FEE INCOME	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
PROMOTE, RCP AND OTHER INCOME	-	-	-	-	-	-	-	-	-	-

GENERAL AND ADMINISTRATIVE	-	-	-	-	-	-	-	-	-	-

Depreciation and amortization	(901)	(200)	(146)	(170)	(370)	(901)	(200)	(146)	(170)	(370)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	(335)	18	486	140	158	(335)	18	486	140	158

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$(335)	$18	$486	$140	$158	$(335)	$18	$486	$140	$158

	1 The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads")
	which are accounted for as unconsolidated investments in the Company's financial statements.
	2 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Reporting Supplement March 31, 2010 Income Statements -Opportunity Funds 1 Year-to-Date (in thousands)

	Year-to-Date Period ended March 31, 2010

	Fund I Continuing Operations	Fund I Discontinued Operations	Fund I Consolidated Operations	AKR Promote 20.00%	Continuing Operations AKR Pro- rata share 22.22%	Discontinued Operations AKR Pro- rata share 22.22%	Mervyns I	AKR Promote 20.00%	AKR Pro-rata share 22.22%	Fund II	AKR Pro- rata share 20.00%	Mervyns II	AKR Pro- rata share 20.00%	Fund III	AKR Pro- rata share 19.9005%	Total AKR Pro- rata share

PROPERTY REVENUES
Minimum rents	$1,268	$-	$1,268	$254	$226	$-	$-	$-	$-	$5,825	$1,165	$-	$-	$5,898	$1,175	$2,820
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Expense reimbursements - CAM	105	-	105	21	19	-	-	-	-	596	119	-	-	185	37	196
Expense reimbursements - Taxes	79	-	79	16	14	-	-	-	-	461	92	-	-	727	145	267
Other property income	74	-	74	15	13	-	-	-	-	70	14	-	-	281	56	98
	1,526	-	1,526	305	272	-	-	-	-	6,952	1,390	-	-	7,091	1,413	3,380

PROPERTY EXPENSES
Property operating - CAM	137	-	137	27	24	-	-	-	-	1,020	204	-	-	436	87	343
Other property operating (Non-CAM)	44	-	44	9	8	-	-	-	-	1,370	274	-	-	1,487	296	587
Real estate taxes	119	-	119	24	21	-	-	-	-	821	164	-	-	1,252	249	458
	300	-	300	60	53	-	-	-	-	3,211	642	-	-	3,175	632	1,387

NET OPERATING INCOME - PROPERTIES 3	1,226	-	1,226	245	219	-	-	-	-	3,741	748	-	-	3,916	781	1,993

OTHER INCOME (EXPENSE)
Interest income	-	-	-	-	-	-	-	-	-	1	-	-	-	331	66	66
Straight-line rent income	561	-	561	112	100	-	-	-	-	500	100	-	-	48	10	322
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	(2)	-	(2)	(0)	(0)	-	-	-	-	(65)	(13)	-	-	(210)	(42)	(56)
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(113)	(23)	-	-	-	-	(23)
Interest expense	(153)	-	(153)	(31)	(27)	-	-	-	-	(2,523)	(505)	-	-	(1,488)	(296)	(859)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Property management expense	(2)	-	(2)	(0)	(0)	-	-	-	-	(1,353)	-	(141)	-	(2,193)	-	(0)
Promote expense	(33)	-	(33)	-	-	-	(25)	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,597	-	1,597	326	291	-	(25)	-	-	188	307	(141)	-	404	519	1,443

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	128	-	23	-	-	148	30	-	-	53
Promote income - RCP	-	-	-	-	-	-	-	26	-	-	-	-	-	-	-	26
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	(5)	-	(5)	(1)	(1)	-	-	-	-	(15)	(3)	-	-	(3)	(1)	(6)

PROMOTE, RCP AND OTHER INCOME	(5)	-	(5)	(1)	(1)	-	128	26	23	(15)	(3)	148	30	(3)	(1)	72

GENERAL AND ADMINISTRATIVE	(23)	-	(23)	(5)	(4)	-	(2)	(0)	(0)	(109)	(22)	(2)	-	(38)	(8)	(39)

Depreciation and amortization	(1,148)	-	(1,148)	(230)	(204)	-	-	-	-	(3,087)	(617)	-	-	(1,976)	(393)	(1,444)
FAS 141 amortization	(1)	-	(1)	(0)	(0)	-	-	-	-	(69)	(14)	-	-	(251)	(50)	(64)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	420	-	420	91	82	-	101	25	22	(3,092)	(349)	5	30	(1,864)	67	(32)

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	(111)	-	(111)	(22)	(20)	-	-	-	-	170	34	-	-	49	10	2

NET INCOME	$309	$-	$309	$68	$62	$-	$101	$25	$22	$(2,922)	$(315)	$5	$30	$(1,815)	$77	$(30)

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

	3 Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $219 for the period ended March 31, 2010.

Reporting Supplement
March 31, 2010
Income Statements -Opportunity Funds 1
Current Quarter
(in thousands)

	Current Quarter
	Period
	ended March 31, 2010

	Fund I Continuing Operations	Fund I Discontinued Operations	Fund I Consolidated Operations	AKR Promote 20.00%	Continuing Operations AKR Pro- rata share 22.22%	Discontinued Operations AKR Pro- rata share 22.22%	Mervyns I	AKR Promote 20.00%	AKR Pro- rata share 22.22%	Fund II	AKR Pro- rata share 20.00%	Mervyns II	AKR Pro- rata share 20.00%	Fund III	AKR Pro- rata share 19.9005%	Total AKR Pro- rata share

PROPERTY REVENUES
Minimum rents	$1,268	$-	$1,268	$254	$226	$-	$-	$-	$-	$5,825	$1,165	$-	$-	$5,898	$1,175	$2,820
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Expense reimbursements - CAM	105	-	105	21	19	-	-	-	-	596	119	-	-	185	37	196
Expense reimbursements - Taxes	79	-	79	16	14	-	-	-	-	461	92	-	-	727	145	267
Other property income	74	-	74	15	13	-	-	-	-	70	14	-	-	281	56	98
	1,526	-	1,526	305	272	-	-	-	-	6,952	1,390	-	-	7,091	1,413	3,380

PROPERTY EXPENSES
Property operating - CAM	137	-	137	27	24	-	-	-	-	1,020	204	-	-	436	87	343
Other property operating (Non-CAM)	44	-	44	9	8	-	-	-	-	1,370	274	-	-	1,487	296	587
Real estate taxes	119	-	119	24	21	-	-	-	-	821	164	-	-	1,252	249	458
	300	-	300	60	53	-	-	-	-	3,211	642	-	-	3,175	632	1,387

NET OPERATING INCOME - PROPERTIES 3	1,226	-	1,226	245	219	-	-	-	-	3,741	748	-	-	3,916	781	1,993

OTHER INCOME (EXPENSE)
Interest income	-	-	-	-	-	-	-	-	-	1	-	-	-	331	66	66
Straight-line rent income	561	-	561	112	100	-	-	-	-	500	100	-	-	48	10	322
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	(2)	-	(2)	(0)	(0)	-	-	-	-	(65)	(13)	-	-	(210)	(42)	(56)
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(113)	(23)	-	-	-	-	(23)
Interest expense	(153)	-	(153)	(31)	(27)	-	-	-	-	(2,523)	(505)	-	-	(1,488)	(296)	(859)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Asset and property management expense	(2)	-	(2)	(0)	(0)	-	-	-	-	(1,353)	-	(141)	-	(2,193)	-	(0)
Promote expense	(33)	-	(33)	-	-	-	(25)	-	-	-	-	-	-	-	-	-
Reserve for investment in and advances to unconsolidated property	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,597	-	1,597	326	291	-	(25)	-	-	188	307	(141)	-	404	519	1,443

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	128	-	23	-	-	148	30	-	-	53
Promote income - RCP	-	-	-	-	-	-	-	26	-	-	-	-	-	-	-	26
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	(5)	-	(5)	(1)	(1)	-	-	-	-	(15)	(3)	-	-	(3)	(1)	(6)

PROMOTE, RCP AND OTHER INCOME	(5)	-	(5)	(1)	(1)	-	128	26	23	(15)	(3)	148	30	(3)	(1)	72

GENERAL AND ADMINISTRATIVE	(23)	-	(23)	(5)	(4)	-	(2)	(0)	(0)	(109)	(22)	(2)	-	(38)	(8)	(39)

Depreciation and amortization	(1,148)	-	(1,148)	(230)	(204)	-	-	-	-	(3,087)	(617)	-	-	(1,976)	(393)	(1,444)
FAS 141 amortization	(1)	-	(1)	(0)	(0)	-	-	-	-	(69)	(14)	-	-	(251)	(50)	(64)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	420	-	420	91	82	-	101	25	22	(3,092)	(349)	5	30	(1,864)	67	(32)

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	(111)	-	(111)	(22)	(20)	-	-	-	-	170	34	-	-	49	10	2

NET INCOME	$309	$-	$309	$68	$62	$-	$101	$25	$22	$(2,922)	$(315)	$5	$30	$(1,815)	$77	$(30)

	1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
	The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
	In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are
	consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

	3 Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $219 for the three months ended March 31, 2010.

Reporting Supplement
March 31, 2010

Funds from Operations ("FFO") 1		2010		2009

		Current	Current	Historic
		Year-to-Date	Quarter	Quarter

		Period ended	3 months ended	3 months ended
Funds from operations ("FFO"):	Notes	March 31, 2010	March 31, 2010	March 31, 2009

Net Income		$5,130	$5,130	$10,299
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates		4,588	4,588	4,370
Unconsolidated affiliates		358	358	372
(Gain) loss on sale of properties (net of noncontrolling interest share)
Consolidated affiliates		-	-	(929)
Unconsolidated affiliates		-	-	-
Income attributable to noncontrolling interests' share in Operating Partnership		86	86	151
Extraordinary item (net of noncontrolling interests' share and income taxes)		-		-
Distributions on Preferred OP Units		5	5	5
FFO		$10,167	$10,167	$14,268

Adjusted Funds from operations ("AFFO"):
Diluted FFO		$10,167	$10,167	$14,268
Straight line rent, net		(348)	(348)	(207)
Non real estate depreciation		142	142	182
Amortization of finance costs		329	329	285
Amortization of cost of management contracts		74	74	58
Tenant improvements		(1,230)	(1,230)	(544)
Leasing commissions		(101)	(101)	(187)
Capital expenditures		-	-	(9)

AFFO		$9,033	$9,033	$13,846

Funds Available for Distribution ("FAD")
AFFO		$9,033	$9,033	$13,846
Gain on extinguishment of debt		-	-	$(3,150)
Scheduled principal repayments		(519)	(519)	(398)

FAD		$8,514	$8,514	$10,298

Total weighted average shares and OP Units:
Basic		40,581	40,581	34,146
Diluted		40,776	40,776	34,293

FFO per share:
FFO per share - Basic		$0.25	$0.25	$0.42
FFO per share - Diluted		$0.25	$0.25	$0.42

AFFO per share - Basic		$0.22	$0.22	$0.41
AFFO per share - Diluted		$0.22	$0.22	$0.40

FAD per share - Basic		$0.21	$0.21	$0.30
FAD per share - Diluted		$0.21	$0.21	$0.30

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Reporting Supplement
March 31, 2010

Income Statements - EBITDA
Current Quarter and Year-to-Date

(in thousands)
	Year-to-Date							Current Quarter
	Period							3 months
	ended March 31,							ended March 31,
	2010							2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
	Wholly	Joint	Total Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Total Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$5,003	$158	$5,161	$-	$(30)	$-	$5,130	$5,003	$158	$5,161	$-	$(30)	$-	$5,130

Add back:
Depreciation and amortization	3,704	370	4,074	-	1,444	-	5,518	3,704	370	4,074	-	1,444	-	5,518
FAS 141 amortization	(18)	-	(18)	-	64	-	46	(18)	-	(18)	-	64	-	46
Interest expense	4,171	917	5,088	-	859	-	5,947	4,171	917	5,088	-	859	-	5,947
FAS 141 interest	(5)	-	(5)	-	-	-	(5)	(5)	-	(5)	-	-	-	(5)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	411	-	411	-	6	-	417	411	-	411	-	6	-	417
Noncontrolling interest - OP	89	-	89	-	1	-	90	89	-	89	-	1	-	90
Noncontrolling interests	-	-	-	-	(2)	-	(2)	-	-	-	-	(2)	-	(2)

EBIDTA	$13,355	$1,445	$14,800	$-	$2,341	$-	$17,141	$13,355	$1,445	$14,800	$-	$2,341	$-	$17,141

Reporting Supplement
March 31, 2010

Net Operating Income (NOI) - Same Property Performance 1
(in thousands)				Growth in Same
				Property NOI -
				Continuing Operations
	Notes:	Current Quarter	Historical Quarter	Favorable (unfavorable)

Core Portfolio		Three	Three
		months ended	months ended
		March 31,	March 31,
Reconciliation of total NOI to same property NOI:		2010	2009

NOI - Retail properties		$11,676	$12,434
NOI - Discontinued Operations		-	7

Total NOI		11,676	12,441

NOI - Properties in redevelopment		(597)	(1,209)
NOI - Discontinued Operations		-	(7)

Total		$11,079	$11,225	-1.3%

Same property NOI by revenues/expenses:

Revenues		$16,286	$16,762	-2.8%
Expenses		5,207	5,537	6.0%

Total Core Portfolio		$11,079	$11,225	-1.3%

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Reporting Supplement
March 31, 2010

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year-to-Date period ended March 31, 2010
Asset and property management fees	$-	$1,017	$1,608	$228	$2,853
Transactional fees	3	643	189	172	1,007
	3	1,660	1,797	400	3,860
Priority distributions (Asset and property management fees)	110	-	-	-	110
Total management fees and priority distributions	$113	$1,660	$1,797	$400	$3,970

	Fund I	Fund II	Fund III	Other	Total
Three months ended March 31, 2010
Asset and property management fees	$-	$1,017	$1,608	$228	$2,853
Transactional fees	3	643	189	172	1,007
	3	1,660	1,797	400	3,860
Priority distributions (Asset and property management fees)	110	-	-	-	110
Total management fees and priority distributions	$113	$1,660	$1,797	$400	$3,970

Reporting Supplement
March 31, 2010

2010 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)
	2010 Guidance
Overall:	Low/High	2009 Actual

Fully diluted Common Shares and OP Units	41,000	38,900

Full year Funds from Operations ("FFO") per share	$0.95 to $1.00	$1.28

Earnings per Share ("EPS")	$0.46 to $0.51	$0.75

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income 1	$45.5 to $46.0	$44.0

Asset and property management fee income, net of TRS taxes	$11.0	$10.4

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$7.1

Promote, RCP and other income, net of TRS taxes	$0	$11.8

General and administrative expense	$(23.5) to $(23.0)	$(23.7)

Total	$39.0 to $41.0	$49.6

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.0	$1.3

Reporting Supplement March 31, 2010 Net Asset Valuation Information (in thousands)	Notes	Core	Fund I			Fund II			Fund III
				AKR pro-rata share			AKR pro-rata share			AKR pro-rata share
			Fund Level	%	$	Fund Level	%	$	Fund Level	%	$
Current Quarter NOI
Total	1	$11,676	--			$3,741	20.00%	$748	$3,916	19.91%	$779
Pre-stabilized redevelopment properties		-				(3,028)		(606)
Storage portfolio		-				-		-	(1,983)		(395)
Operating properties		$11,676				$713		$143	$1,933		$385

Cost to Date
Pre-stabilized redevelopment properties	2					$303,300		$60,660	$-		$-
Storage portfolio						-		-	173,600		34,555
Under construction	2					39,600		7,920	-		-
In-design	2					77,200		15,440	41,300		8,221

Costs to Complete
Pre-stabilized redevelopment properties	2					$24,600		$4,920	$-		$-
Storage portfolio						-		-	-		-
Under construction	2					43,200		8,640	-		-
In-design	2					-		-	-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Pre-stabilized redevelopment properties						$27,872		$5,574	$-		$-
Storage portfolio						-		-	14,756		2,937
Under construction						7,038		1,408	-		-

Debt		$341,511	$9,800			$241,256		$47,124	$225,734		$44,508

Gross asset value	1		45,400
Net Asset Value			$35,600	37.78%	$13,450

Notes:
1				It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years due primarily to the structure of the Kroger/Safeway Portfolio leases. Fund I value is based on property appraisals.

Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78% Total future promote is $7,120 ($35,600 x 20%)

2	See detail on pages 25 and 26 of this supplement

QUARTERLY SUPPLEMENTAL DISCLOSURE
March 31, 2010
Pro-Rata Consolidated Balance Sheet
(in thousands)

	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2	Notes
ASSETS

Real estate
Land	$200,865	$(94,041)	$6,654	113,478	1 The interim consolidated balance sheet is unaudited, although it reflect all
Buildings and improvements	847,140	(380,205)	48,082	515,017	adjustments, which in the opinion of management, are necessary for the fair
Construction in progress	4,985	(1,728)	-	3,257	presentation of the consolidated balance sheet for the interim period.
	1,052,990	(475,974)	54,736	631,752
Less: accumulated depreciation	(200,943)	42,531	(8,948)	(167,360)	2 The Company currently invests in Funds I, II & III and Mervyns I & II which
Net real estate	852,047	(433,443)	45,788	464,392	are consolidated with the Company's financial statements. To provide
					investors with supplemental information, the Company's investments in these
Net real estate under development 4	164,846	(116,913)	6,724	54,657	joint ventures are reflected above on a pro-rata basis by calculating its
					ownership percentage for each of the above asset and liability line items.
Cash and cash equivalents	66,077	(14,698)	1,401	52,780	Similarly, the above presentation also includes the Company's share of
Cash in escrow	6,649	(1,768)	1,259	6,140	assets and liabilities for unconsolidated investments which are accounted
Investments in and advances to unconsolidated affiliates	52,123	(39,063)	(8,157)	4,904	for under the equity method of accounting pursuant to GAAP.
Rents receivable, net	7,667	(2,481)	(273)	4,913
Straight-line rents receivable, net	10,923	(4,092)	1,339	8,170	3 The components of Prepaid expenses and other assets are as follows:
Intercompany	-	-	-	-	Due from Fund Investors	$33,777
Notes Receivable	86,643	(8,452)	-	78,191	Accrued interest on Notes Receivable	12,264
Preferred equity investment	40,000	-	-	40,000	Prepaid expenses	3,447
Deferred charges, net	27,609	(17,345)	1,842	12,106	Income Tax receivables	1,360
Prepaid expenses and other assets	24,223	30,333	373	54,929	Corporate assets	1,293
Acquired lease intangibles	21,365	(10,960)	4	10,409	Restricted cash	533
Assets of discontinued operations	-	-	-	-	Other	2,255
					Total	$54,929
Total Assets	$1,360,172	$(618,882)	$50,300	$791,591

LIABILITIES AND SHAREHOLDERS' EQUITY					4 The components of net real estate under development are as follows:

Mortgage notes payable	$706,442	$(386,314)	$68,552	$388,681	Fund II	$101,758
Notes payable	48,165	-	-	48,165	Fund III	40,747
Valuation of debt at acquisition, net of amortization	94	(38)	1,097	1,153	Core Portfolio	22,341
Acquired lease intangibles	6,506	(2,616)	-	3,890	Total	$164,846
Accounts payable and accrued expenses	14,418	(2,271)	687	12,834
Dividends and distributions payable	7,423	-	-	7,423
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	20,534	-	(20,534)	-
Other liabilities	18,679	(7,499)	498	11,678
Liabilities of discontinued operations	-	-	-	-
Total liabilities	822,261	(398,738)	50,300	473,824

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	300,799	-	-	300,799
Accumulated other comprehensive income	(3,213)	-	-	(3,213)
Retained earnings	14,024	-	-	14,024
Total controlling interest	311,650	-	-	311,650
Non-controlling interest in subsidiary	226,261	(220,144)	-	6,117
Total shareholders' equity	537,911	(220,144)	-	317,767

Total Liabilities and Shareholders' Equity	$1,360,172	$(618,882)	$50,300	$791,591

Reporting Supplement
March 31, 2010

Notes Receivable 1
(amounts in thousands)
Investment	Balance at December 31, 2009 Principal	First Quarter Activity	Principal	Balance at March 31, 2010 Accrued Interest	Total	Stated Interest rate	Effective Interest rate 2	Maturity date	Extension options (years)	Amount 3	Underlying third-party first mortgage Maturity dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$1,053	$9,053	9.75%	10.14%	11/2010	2 x 1 year	8,516	2010 through 2012
Georgetown - 18 property portfolio	40,000	-	40,000	6,228	46,228	13.00%	13.43%	6/2010	2 x 1 year	115,713	$100 million in 2016, balance in 2011
Sub-total - Georgetown	48,000	-	48,000	7,281	55,281	12.46%	12.88%			124,229

72nd Street	40,975	1,347	42,322	4,253	46,575	13.00%	19.28%	7/2011	1 year	185,000	2011 w/ 1 year extension

Total 2008 investments	88,975	1,347	90,322	11,534	101,856	12.71%	15.88%			309,229

Other Investments
First mortgage and other notes 4	10,853	-	10,853	379	11,232	13.67%	13.88%	2010/2011	1 six mo.	n/a	n/a
Mezzanine notes	14,844	72	14,916	189	15,105	14.02%	14.89%	2011	-	272,433	2011 thru 2019

Total other investments	25,697	72	25,769	568	26,337	13.87%	14.46%

Total notes receivable	$114,672	$1,419	$116,091	$12,102	$128,193	12.97%	15.57%			$581,662

1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $552.
2 Inclusive of upfront points and exit fees.
3 The first mortgage amount for 72nd street represents the construction loan when fully drawn.
4 During April 2010, the Company received a first mortgage loan payment of $2.1 million.

Reporting Supplement
March 31, 2010

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:
								Noncontrolling	Pro-rata	Acadia
	Core Portfolio		Opportunity Funds		Total		Fixed	Interest Share of	Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	vs	Consolidated	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$361,650	5.7%	$26,475	5.9%	$388,125	5.7%	89%	$113,728	$(67,341)	$434,512
Variable-Rate Debt 1	(20,139)	1.5%	68,859	2.6%	48,720	3.1%	11%	272,586	(1,211)	320,095

Total	$341,511	6.0%	$95,335	3.6%	$436,846	5.5%	100%	$386,314	$(68,552)	754,607

FAS 141 purchase price debt allocation										94
Total debt as reported										$754,701

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
2 Represents the Company's economic pro-rata share of debt.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Reporting Supplement March 31, 2010 Debt Analysis (amounts in thousands)

				Principal	Acadia's Pro-rata
				Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	Lender/Originator	March 31, 2010	Percent	Amount		Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust	8	Acadia	3.75% Convertible Note	$48,165	100.0%	$48,165		6.03%	12/20/2011	None
Chestnut Hill		Acadia	Column Financial, Inc.	9,432	100.0%	9,432		5.45%	6/11/2013	None
New Loudon Center		Acadia	RBS Greenwich Capital	14,286	100.0%	14,286		5.64%	9/6/2014	None
Crossroads Shopping Center		Crossroads JV	JP Morgan Chase Bank, N.A.	62,056	49.0%	30,408		5.37%	12/1/2014	None
Crescent Plaza		Acadia	RBS Greenwich Capital	17,600	100.0%	17,600		4.98%	9/6/2015	None
Pacesetter Park Shopping Center		Acadia	RBS Greenwich Capital	12,267	100.0%	12,267		5.12%	11/6/2015	None
Elmwood Park Shopping Center		Acadia	Bear Stearns Commercial Mortgage, Inc.	34,519	100.0%	34,519		5.53%	1/1/2016	None
Gateway Shopping Center		Acadia	Bear Stearns Commercial Mortgage, Inc.	20,500	100.0%	20,500		5.44%	3/1/2016	None
Acadia Brandywine Subsidiary		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	61,375	22.2%	13,639		5.99%	7/1/2016	None
Acadia Brandywine Town Center		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	31,550	22.2%	7,011		5.99%	7/1/2016	None
Acadia Market Square Shopping Center		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	24,375	22.2%	5,417		5.99%	7/1/2016	None
Acadia Brandywine Condominium		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	22,650	22.2%	5,033		5.99%	7/1/2016	None
Acadia Brandywine Holdings		Brandywine JV	Bear Stearns Commercial Mortgage, Inc.	26,250	22.2%	5,833		5.99%	7/1/2016	None
Walnut Hill Plaza		Acadia	Merrill Lynch Mortgage Lending, Inc.	23,500	100.0%	23,500		6.06%	10/1/2016	None
Clark Diversey		Acadia	American United Life Insurance Company	4,721	100.0%	4,721		6.35%	7/1/2014	None
239 Greenwich Avenue		Acadia	Wachovia	26,000	75.0%	19,500		5.42%	2/11/2017	None
Merrillville Plaza		Acadia	Bear Stearns Commercial Mortgage, Inc.	26,250	100.0%	26,250		5.88%	8/1/2017	None
Boonton		Acadia	J.P. Morgan Chase Commercial Mortgage Securities Corp.	8,144	60.0%	4,886		6.40%	11/1/2032	None
Interest rate swaps	1	Acadia	Bank of America, N.A.	58,683	100.0%	58,683		6.00%	Various

Sub-Total Fixed-Rate Debt				532,323		361,650		5.74%

Variable-Rate Debt

Various	2	Acadia	Bank of America, N.A.	15,000	100.0%	15,000	Libor +	125	12/1/2010	2 x 12 mos.
Branch Plaza		Acadia	Bank of America, N.A.	14,117	100.0%	14,117	Libor +	130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center	3	Acadia	Bank of America, N.A.	9,427	100.0%	9,427	Libor +	140	6/29/2012
Interest rate swaps	1	Acadia	Bank of America, N.A.	(58,683)	100.0%	(58,683)

Sub-Total Variable-Rate Debt				(20,139)		(20,139)	Libor +	130

Total Core Portfolio Debt				$512,184		$341,511		5.99%

Reporting Supplement March 31, 2010 Debt Analysis (amounts in thousands)

				Principal	Acadia's Pro-rata
				Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	Lender/Originator	March 31, 2010	Percent	Amount		Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various	5	Fund III	GEMSA Loan Services, LP	$41,500	18.9%	$7,846		5.30%	3/16/2011	2 x 12 mos.
216th Street	4	Fund II	Bank of America, N.A.	25,500	19.8%	5,052		5.80%	10/1/2017	None
Pelham Manor	4	Fund II	Bear Sterns Commercial	31,652	19.8%	6,271		7.38%	1/1/2020	None
Atlantic Avenue		Fund II	Bear Sterns Commercial	11,543	13.3%	1,539		7.34%	1/1/2020	None
Interest rate swaps	1	Fund I	Bank of America, N.A.	20,250	28.5%	5,767		4.74%	Various

Sub-Total Fixed-Rate Debt				130,445		26,475		5.88%

Variable-Rate Debt

CityPoint		Fund II	Bank of America, N.A.	6,111	19.8%	1,211	Libor +	250	8/12/2010	None
Acadia Strategic Opportunity Fund II, LLC	6	Fund II	Bank of America, N.A.	40,000	20.0%	8,000	Libor +	325	3/1/2011	None
161st Street	4	Fund II	RBS Greenwich Capital	30,000	19.8%	5,943	Libor +	140	4/1/2010	None
Liberty Avenue		Fund II	PNC Bank, National Association	10,450	19.8%	2,070	Libor +	325	7/19/2010	1 x 12 mos.
Fordham Plaza	4, 9	Fund II	Eurohypo AG	86,000	19.8%	17,038	Libor +	350	10/4/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC	7	Fund III	Bank of America, N.A.	139,450	19.9%	27,751	Comm Paper +50		10/9/2011	None
Cortlandt Towne Center		Fund III	Bank of America, N.A.	44,784	19.9%	8,912	Libor +	400	7/29/2012	2 x 12 mos.
Tarrytown Shopping Center		Fund I	Anglo Irish Bank Corporation	9,800	37.8%	3,702	Libor +	165	10/30/2010	2 x 12 mos.
Interest rate swaps	1	Fund I & Fund II	Bank of America, N.A.	(20,250)	28.5%	(5,767)

Sub-Total Variable-Rate Debt				346,345		68,859	Libor +	236

Total Opportunity Funds Portfolio Debt				$476,790		$95,335		3.56%

Reporting Supplement
March 31, 2010
Debt Analysis - Notes

1 The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
			Average		Maturity
	Notional principal	Spread	Swap rate	All-in Rate	Date

	$10,688	2.11%	4.90%	7.01%	10/1/2011
	7,995	2.11%	5.14%	7.25%	3/1/2012
	15,000	2.11%	3.79%	5.90%	11/30/2012
	15,000	2.11%	3.41%	5.52%	11/30/2012
	10,000	2.11%	2.65%	4.76%	11/30/2012
Core Portfolio	$58,683	2.11%	3.88%	6.00%

Opportunity Funds	$9,800	2.11%	4.47%	6.58%	10/29/2010
	10,450	2.11%	0.90%	3.01%	7/19/2010
	$20,250	2.11%	2.63%	4.74%

Total Core Portfolio and Opportunity Funds	$78,933	2.11%	3.56%	5.67%

2 This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3 There is an additional $1,600 available under this facility based on certain income hurdles.
4 Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
5 The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
6 This is a revolving facility for up to $40,000.
7 This is a line of credit with a capacity of $221,000.
8 Convertible notes balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at March 31, 2010 is $50,015.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.
9 The interest rate is the lenders base rate plus 1.50% or the LIBOR Reference Rate (the greater of (a) LIBOR, or (b) 1.50%) plus 3.50%.
The rate at March 31, 2010 was (b) 1.50% plus 3.50% or 5.00%.

Reporting Supplement
March 31, 2010

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$2,026	$15,000	$17,026	$1,631	$15,000	$16,631	1.50%	n/a	1.50%
2011 1	3,045	63,720	66,765	2,481	63,720	66,201	3.28%	3.75%	1.55%
2012	3,205	9,074	12,279	2,614	9,074	11,688	1.65%	n/a	1.65%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,311	74,406	77,717	2,644	45,281	47,925	5.47%	5.47%	n/a
Thereafter	9,182	318,898	328,080	6,511	182,868	189,379	5.78%	5.78%	n/a
	$24,159	$489,875	$514,034	$18,641	$324,720	$343,361

Less: additional convertible notes balance			(1,850)			(1,850)
Balance per Portfolio Debt Detail			$512,184			$341,511

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$292	$66,361	$66,653	$58	$14,926	$14,984	2.30%	n/a	2.30%
2011	418	296,950	297,368	83	58,635	58,718	2.85%	5.30%	2.48%
2012	307	43,814	44,121	61	8,719	8,780	4.25%	n/a	4.25%
2013	553	-	553	110	-	110	n/a	n/a	n/a
2014	596	-	596	118	-	118	n/a	n/a	n/a
Thereafter	4,036	63,463	67,499	780	11,845	12,625	6.70%	6.70%	n/a
	$6,202	$470,588	$476,790	$1,210	$94,125	$95,335

1 Includes additional convertible notes balance of $1,850 maturing in 2011.

Reporting Supplement
March 31, 2010

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$2,088	$-	$2,088	$1,692	$-	$1,692	n/a	n/a	n/a
2011 1	3,065	50,015	53,080	2,501	50,015	52,516	3.75%	3.75%	n/a
2012	3,391	37,511	40,902	2,800	37,511	40,311	1.55%	n/a	1.55%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,311	74,406	77,717	2,644	45,282	47,926	5.47%	5.47%	n/a
Thereafter	9,182	318,898	328,080	6,511	182,868	189,379	5.78%	5.78%	n/a
	$24,427	$489,607	$514,034	$18,908	$324,453	$343,361

Less: additional convertible notes balance			(1,850)			(1,850)
Balance per Portfolio Debt Detail			$512,184			$341,511

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$292	$56,561	$56,853	$58	$11,224	$11,282	2.44%	n/a	2.44%
2011	418	169,450	169,868	83	33,751	33,834	1.20%	n/a	1.20%
2012	500	95,800	96,300	99	20,740	20,839	4.45%	n/a	4.45%
2013	1,043	41,500	42,543	208	7,846	8,054	5.30%	5.30%	n/a
2014	901	42,826	43,727	179	8,522	8,701	4.25%	n/a	4.25%
Thereafter	4,036	63,463	67,499	780	11,845	12,625	6.70%	6.70%	n/a
	$7,190	$469,600	$476,790	$1,407	$93,928	$95,335

1 Includes additional convertible notes balance of $1,850 maturing in 2011.

Reporting Supplement
March 31, 2010
Selected Operating Ratios		Three months ended March 31,
		2010		2009
Coverage Ratios	1
Interest Coverage Ratio
EBIDTA		$ 17,141		$ 9,265
Divided by Interest expense		5,947		6,520
		2.88	x	1.42	x
Fixed Charge Coverage Ratio
EBIDTA		$ 17,141		$ 9,265
Divided by ( Interest expense		5,947		6,520
+ Preferred Dividends)	2	5		5
		2.88	x	1.42	x
Debt Service Coverage Ratio
EBIDTA		$ 17,141		$ 9,265
Divided by ( Interest expense		5,947		6,520
+ Principal Amortization)		519		398
		2.65	x	1.34	x
Payout Ratios
FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$ 7,423		$ 7,377
FFO		10,167		14,268
		73%		52%
AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$ 7,423		$ 7,377
AFFO		9,033		13,846
		82%		53%
FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$ 7,423		$ 7,377
FAD		8,514		10,298
		87%		72%
Leverage Ratios
Debt/Total Market Capitalization
Debt	3	$ 436,846
Total Market Capitalization		1,162,267
		38%
Debt + Preferred Equity (Preferred O.P. Units)	3	$ 437,294
Total Market Capitalization		1,162,267
		38%
Debt/EBIDTA - Core Portfolio
Debt		$ 341,511
EBIDTA (Annualized)		68,564
		4.98	x
Net Debt/EBIDTA - Core Portfolio 4
Debt		$ 296,473
EBIDTA (Annualized)		68,564
		4.32	x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt		$ 436,846
EBIDTA (Annualized)		68,564
		6.37	x
Net Debt/EBIDTA - Core Portfolio and Opportunity Funds 5
Debt		$ 384,066
EBIDTA (Annualized)		68,564
		5.60	x
Debt Yield - Core Portfolio
NOI (Annualized)		$ 46,704
Debt		341,511
		13.7%
Net Debt Yield - Core Portfolio 4
NOI (Annualized)		$ 46,704
Debt		296,473
		15.8%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)		$ 54,677
Debt		436,846
		12.5%
Net Debt Yield - Core Portfolio and Opportunity Funds 5
NOI (Annualized)		$ 54,677
Debt		384,066
		14.2%

Notes:
1 Quarterly results for 2010 and 2009 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2 Represents preferred distributions on Preferred Operating partnership Units.
3 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
4 Reflects debt net of the current Core Portfolio cash balance as of 3/31/10.
5 Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of 13/31/10.

Reporting Supplement
March 31, 2010

Overview of Acadia Strategic Opportunity Funds

	FUND I	FUND II	FUND III

Item	Description	Description	Description

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$238.1 million funded through March 31, 2010	$96.5 million funded through March 31, 2010

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	--	--
has been paid. Acadia is entitled to a Promote
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Reporting Supplement
March 31, 2010

New York Urban/Infill: Development costs - Construction Complete
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	March 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased 2

Fund II					($ in millions)
Construction complete
								Retail - 100%
Fordham Place	Sears, Walgreens, Best Buy, 24 Hour Fitness	Completed	276,000	$123.5	$9.9	$133.4	$86.0	Office - 35%
Pelham Manor Shopping Plaza 1	BJ's Wholesale Club, Michaels, Storage Post	Completed	320,000	57.8	6.2	64.0	31.7	75%
216th Street	City of New York Dept of General Services	Completed	60,000	27.7	-	27.7	25.5	100%
Liberty Avenue 1	CVS, Storage Post	Completed	125,000	15.3	(0.1)	15.2	10.5	100%
161st Street 3	Various New York City and State Agencies	To be determined	230,000	57.8	7.8	65.6	30.0	99%
Atlantic Avenue	Storage Post	Completed	110,000	21.2	0.8	22.0	11.5
								Retail - 85%
Total			1,121,000	$303.3	$24.6	$327.9	$195.2	Office - 77%

1 Fund II acquired a ground lease interest at this property.
2 Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.
3 161st Street is currently cash flowing at 84% occupancy. The redevelopment plan includes the recapture and conversion of street level office space to retail. Tenant consolidations necessary to accomplish this plan have already begun. While the tenant consolidations have caused a temporary decline in occupancy, three leases have been signed which will bring occupancy up to 99%.

4 Reconciliation of development costs to the Balance Sheet:

	Operating real estate	$294.5
	Construction in progress	0.2
	Net real estate under development	141.1
	Investment in unconsolidated affiliates	44.4
	Deferred charges	5.1
	Canarsie lease termination income	(23.9)
	Total costs to date	$461.4

	Construction completed	$303.3
	Under development	39.6
	In design	118.5
	Total	$461.4

Reporting Supplement
March 31, 2010

New York Urban/Infill: Development costs - Construction/Design
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	March 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased

Fund II					($ in millions)

Under Construction
Canarsie Plaza 1	BJ's Wholesale Club, Planet Fitness, NYPD	1st half 2011	265,000	$39.6	$43.2	$82.8	-	86%
Total Construction			265,000	$39.6	$43.2	$82.8	$-

In Design
Sherman Plaza	TBD	TBD	TBD	32.6	TBD	TBD	-
CityPoint 2	TBD	TBD	TBD	44.6	TBD	TBD	6.1
Total Design			-	$77.2	$-	$-	$6.1

Fund III

In Design
Sheepshead Bay	TBD	TBD	TBD	$22.7	TBD	TBD	$-

125 Main Street (Westport, CT)	TBD	TBD	30,000	$18.6	$7.4	$26.0	$-

1 Cost to date is net of lease termination income from Home Depot.
2 Fund II, along with P/A Associates and Washington Square Partner are co-developing the retail and office components at CityPoint. Amounts represent Fund II's pro-rata share. Fund II has acquired a ground lease interest at this property.

Reporting Supplement
March 31, 2010

Retailer Controlled Property ("RCP") Venture - Overview

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item	Description
Date formed	January 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff).

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through March 31, 2010

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

		2004 through
Mervyns I and Mervyns II	Mervyns	2007	$31,184	$47,669	1.5	X

		2006 through
Mervyns II	Albertson’s	2007	23,126	66,972	2.9	X

		2006 through
Fund II and Mervyns II	Other investments 1	2008	6,468	4,139	0.6	X

Total			$60,778	$118,780	2.0	X
1 Represents investments in Shopko, Marsh and Rex.

QUARTERLY SUPPLEMENTAL DISCLOSURE
March 31, 2010
Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

New York
Connecticut
239 Greenwich Avenue 1	Restoration Hardware, Coach	75.0%	16,834	-	16,834	100.00%	-	100.00%	$1,397,621	$-	$1,397,621

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.94%	91.83%	1,486,006	1,898,865	3,384,871
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	61.92%	91.86%	950,000	248,326	1,198,326
Total - New Jersey			112,073	100,326	212,399	100.00%	82.72%	91.84%	2,436,006	2,147,191	4,583,197

New York
Village Commons Shopping Center	-	100.0%	3,891	83,346	87,237	0.00%	76.30%	72.89%	-	2,048,550	2,048,550
Branch Plaza	A&P, CVS	100.0%	74,050	51,701	125,751	100.00%	98.05%	99.20%	1,222,619	1,378,260	2,600,879
Amboy Center	King Kullen, Duane Reade	100.0%	46,964	13,126	60,090	100.00%	100.00%	100.00%	1,052,068	545,136	1,597,204
Bartow Avenue	-	100.0%	-	14,676	14,676	0.00%	89.49%	89.49%	-	434,990	434,990
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,301	96,353	100.00%	75.63%	88.80%	394,093	689,274	1,083,367
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000
West 54th Street	Stage Deli	100.0%	4,211	5,482	9,693	100.00%	100.00%	100.00%	1,403,822	1,527,170	2,930,992
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	0.00%	100.00%	625,000	-	625,000
Crossroads Shopping Center		49.0%	210,114	100,628	310,742	100.00%	81.34%	93.96%	2,546,429	3,349,685	5,896,114
Total - New York			465,904	313,260	779,164	99.16%	83.44%	92.84%	8,509,031	9,973,065	18,482,096

Total New York			594,811	413,586	1,008,397	99.35%	83.26%	92.75%	12,342,658	12,120,256	24,462,914

New England

Connecticut
Town Line Plaza 2	Wal Mart, Super Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	969,144	639,708	1,608,852

Massachusetts
Methuen Shopping Center	Wal Mart, Demoulas Super Markets	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689
Crescent Plaza	Home Depot, Supervalu	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	429,615	1,608,487
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

New York
	Bon Ton, Marshalls, Price Chopper,
New Loudon Center	A.C. Moore, Raymours Furniture Co.	100.0%	251,211	4,615	255,826	100.00%	100.00%	100.00%	1,641,430	126,310	1,767,740

Rhode Island
Walnut Hill Plaza	Sears, Supervalu, CVS	100.0%	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,418,590	2,424,090

Vermont
The Gateway Shopping Center	Supervalu	100.0%	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	476,687	1,830,591

Total New England			886,435	310,400	1,196,835	100.00%	86.78%	96.57%	6,885,314	3,313,135	10,198,449

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

QUARTERLY SUPPLEMENTAL DISCLOSURE
March 31, 2010
Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Core Portfolio (continued):

Midwest
Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	85.58%	93.10%	$225,436	$895,648	$1,121,084
Clark Diversey	-	100.0%	-	19,265	19,265	-	91.57%	91.57%	-	798,588	798,588
Total - Illinois			51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,694,236	1,919,672

Indiana
	JC Penney, Office Max, TJ Maxx,
Merrillville Plaza	David's Bridal, Pier I	100.0%	145,266	89,760	235,026	100.00%	85.48%	94.45%	1,633,928	1,274,665	2,908,593

Michigan
	Home Goods, TJ Maxx, Marshalls,
Bloomfield Towne Square	Officemax	100.0%	152,944	79,237	232,181	82.04%	94.49%	86.29%	1,015,349	1,479,739	2,495,088

Ohio
Mad River Station 1	Babies 'R' Us, Office Depot, Pier I	100.0%	68,297	57,687	125,984	100.00%	72.99%	87.63%	819,271	610,931	1,430,202

Total Midwest			418,199	293,383	711,582	93.43%	85.87%	90.32%	3,693,984	5,059,571	8,753,555

Mid-Atlantic
New Jersey
Marketplace of Absecon	Rite Aid	100.0%	33,933	70,785	104,718	38.92%	78.12%	65.42%	329,310	713,237	1,042,547
Total - New Jersey			33,933	70,785	104,718	38.92%	78.12%	65.42%	329,310	713,237	1,042,547

Delaware
	Lowes, Target, Bed, Bath & Beyond,
Brandywine Town Center	Dicks Sporting Goods	22.2%	840,172	34,817	874,989	97.20%	89.09%	96.88%	12,501,351	573,908	13,075,258
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	671,888	1,770,339	2,442,227
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340
Total - Delaware			883,022	113,984	997,006	97.34%	88.77%	96.36%	13,173,239	2,902,587	16,075,825

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	28.86%	80.67%	652,095	148,200	800,295
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852
Route 6 Plaza	Kmart, Fashion Bug, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	343,571	1,149,922
Chestnut Hill 2		100.0%	31,420	9,150	40,570	0.00%	100.00%	22.55%	-	325,483	325,483
Abington Towne Center 3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	270,000	815,654	1,085,654
Total - Pennsylvania			660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,785,257	4,157,206

Total Mid-Atlantic			1,577,052	329,810	1,906,862	95.20%	78.23%	92.27%	15,874,498	5,401,081	21,275,578

Total Core Properties			3,476,497	1,347,179	4,823,676	96.92%	83.41%	93.15%	$38,796,454	$25,894,043	$64,690,496

Total Core Properties -
weighted based on ownership interest 4			2,658,531	1,201,824	3,860,355	96.66%	83.20%	92.47%	26,522,225	21,828,741	48,350,966

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The GLA for this property excludes 29,857 square feet of office space.
2 This consists of two separate buildings.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4 Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
March 31, 2010

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
	%	base rent 1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.5%	2	179,993	43,187	223,180	100.00%	90.60%	98.18%	$2,366,765	$639,708	$3,006,473

Delaware	22.2%	7.1%	3	883,022	113,984	997,006	97.34%	88.77%	96.36%	13,173,239	2,902,587	16,075,825

Illinois	100.0%	4.0%	2	51,692	66,699	118,391	100.00%	87.31%	92.85%	225,436	1,694,236	1,919,672

Indiana	100.0%	6.0%	1	145,266	89,760	235,026	100.00%	85.48%	94.45%	1,633,928	1,274,665	2,908,593

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	651,840	2,567,176

Michigan	100.0%	5.2%	1	152,944	79,237	232,181	82.04%	94.49%	86.29%	1,015,349	1,479,739	2,495,088

New Jersey	89.5%	10.6%	3	146,006	171,111	317,117	85.80%	80.82%	83.11%	2,765,316	2,860,428	5,625,744

New York	83.7%	35.9%	10	717,115	317,875	1,034,990	99.46%	83.68%	94.61%	10,150,461	10,099,375	20,249,836

Ohio	100.0%	3.0%	1	68,297	57,687	125,984	100.00%	72.99%	87.63%	819,271	610,931	1,430,202

Pennsylvania	100.0%	8.7%	5	660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,785,257	4,157,206

Rhode Island	100.0%	5.0%	1	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,418,590	2,424,090

Vermont	100.0%	3.8%	1	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	476,687	1,830,591

Total - Core Portfolio		100.0%	32	3,476,497	1,347,179	4,823,676	96.92%	83.41%	93.15%	$38,796,454	$25,894,043	$64,690,496

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

	Reporting Supplement
	March 31, 2010

		Core Portfolio Top Tenants - Ranked by Annualized Base Rent 2

									Percentage of Total
		Number of	Wholly Owned		Joint Ventures		Combined		Represented by Retail Tenant
		stores in
	Retail	combined	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base
Ranking	Tenant	portfolio	GLA	Rent 1	GLA	Rent 1	GLA	Rent 1	Portfolio GLA 2	Rent 1

	A&P	4	160,236	$3,014,066	18,722	$246,960	178,958	$3,261,026	4.6%	6.7%
	-- A&P	3	112,463	1,963,060	18,722	$246,960	131,185	2,210,020	3.4%	4.6%
	-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	1.2%	2.2%

	Supervalu (Shows)	3	175,801	2,420,980	-	-	175,801	2,420,980	4.6%	5.0%

	TJX Companies	8	193,482	1,451,600	19,144	344,750	212,626	1,796,350	5.5%	3.7%
	-- T.J. Maxx	4	88,200	759,600	6,927	88,189	95,127	847,789	2.5%	1.8%
	-- Marshalls	2	65,636	384,743	-	-	65,636	384,743	1.7%	0.8%
	-- Homegoods	2	39,646	307,257	12,217	256,561	51,863	563,818	1.3%	1.2%

	Sears	4	285,314	1,150,615	49,355	277,463	334,669	1,428,078	8.7%	3.0%
	-- Kmart	3	224,614	892,615	49,355	277,463	273,969	1,170,078	7.1%	2.4%
	-- Sears	1	60,700	258,000	-	-	60,700	258,000	1.6%	0.5%

	Ahold (Stop and Shop)	2	117,911	1,363,237	-	-	117,911	1,363,237	3.1%	2.8%

	Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	5.5%	2.3%

	Barnes & Noble	2	19,622	625,000	6,091	194,902	25,713	819,902	0.7%	1.7%

	Sleepy's	4	32,619	789,858	-	-	32,619	789,858	0.8%	1.6%

	Pier 1 Imports	3	19,255	419,017	4,321	170,802	23,576	589,819	0.6%	1.2%

	JP Morgan Chase Bank	4	17,432	525,081	-	-	17,432	525,081	0.5%	1.1%

	Payless Shoesource	7	22,236	469,749	1,514	52,994	23,750	522,743	0.6%	1.1%
	The Avenue	4	17,236	342,869	4,043	160,406	21,279	503,275	0.6%	1.0%
	CVS	2	34,300	498,990	-	-	34,300	498,990	0.9%	1.0%
	Rite Aid	2	25,047	447,710	-	-	25,047	447,710	0.6%	0.9%
	OfficeMax	2	47,657	428,913	-	-	47,657	428,913	1.2%	0.9%
	Drexel Heritage	2	13,315	332,875	4,850	91,034	18,165	423,909	0.5%	0.9%
	Dollar Tree	5	45,387	423,888	-	-	45,387	423,888	1.2%	0.9%
	Citibank	3	5,486	263,328	2,797	150,965	8,283	414,293	0.2%	0.9%
	Coldwell Banker	2	14,012	326,958	-	-	14,012	326,958	0.4%	0.7%
	Dots	4	17,698	297,358	-	-	17,698	297,358	0.5%	0.6%
	Blockbuster	2	9,730	255,350	-	-	9,730	255,350	0.3%	0.5%
	Hallmark Cards	3	14,482	233,391	-	-	14,482	233,391	0.4%	0.5%

	Total	74	1,499,261	$17,180,829	110,837	$1,690,276	1,610,098	$18,871,105	41.7%	39.0%

	1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
	2 Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

Reporting Supplement
March 31, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Anchor Tenant Expirations

2010	6	122,854	3.94%	1,504,302	3.88%	12.24
2011	9	215,901	6.93%	3,255,357	8.39%	15.08
2012	7	351,642	11.29%	3,185,790	8.21%	9.06
2013	9	374,876	12.06%	5,258,605	13.55%	14.03
2014	9	326,466	10.48%	3,275,640	8.44%	10.03
2015	7	249,454	8.01%	3,468,328	8.94%	13.90
2016	3	55,266	1.77%	561,887	1.45%	10.17
2017	4	158,877	5.10%	2,661,119	6.86%	16.75
2018	6	359,783	11.55%	5,292,347	13.64%	14.71
2019	5	122,539	3.93%	927,850	2.39%	7.57
2020	4	222,300	7.14%	2,046,865	5.28%	9.21
2021	1	106,760	3.43%	661,912	1.71%	6.20
2022	2	69,837	2.24%	1,700,000	4.38%	24.34
2024	3	188,506	6.05%	3,273,048	8.44%	17.36
2028	4	189,509	6.08%	1,723,404	4.44%	9.09
Total Occupied	79		100.00%	$38,796,454	100.00%	$12.46
		3,114,570

Anchor GLA Owned by Tenants
Total Vacant		254,916
		107,011
Total Square Feet
		3,476,497

Shop Tenant Expirations

Month to Month	5	2,725	0.24%	$80,647	0.31%	$29.60
2010	32	80,996	7.21%	1,283,171	4.96%	15.84
2011	51	193,564	17.23%	4,095,886	15.82%	21.16
2012	43	142,740	12.70%	3,094,112	11.95%	21.68
2013	47	156,713	13.95%	3,610,884	13.94%	23.04
2014	49	181,491	16.15%	4,529,167	17.49%	24.96
2015	19	111,209	9.90%	1,985,844	7.67%	17.86
2016	7	43,586	3.88%	843,664	3.26%	19.36
2017	14	42,683	3.80%	1,933,008	7.47%	45.29
2018	19	43,051	3.83%	1,735,685	6.70%	40.32
2019	14	42,049	3.74%	891,817	3.44%	21.21
2020	6	16,192	1.44%	450,883	1.74%	27.85
2021	3	30,270	2.69%	264,013	1.02%	8.72
2022	4	20,055	1.78%	526,533	2.03%	26.25
2023	2	7,362	0.66%	126,712	0.49%	17.21
2027	2	9,012	0.80%	442,017	1.71%	49.05
Total Occupied	317	1,123,698	100.00%	$25,894,043	100.00%	$23.04

Total Vacant		223,481

Total Square Feet		1,347,179

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Total Anchor and Shop Tenant Expirations

Month to Month	5	$2,725	0.06%	$80,647	0.12%	$29.60
2010	38	203,850	4.81%	2,787,473	4.31%	13.67
2011	60	409,465	9.66%	7,351,243	11.36%	17.95
2012	50	494,382	11.66%	6,279,902	9.71%	12.70
2013	56	531,589	12.56%	8,869,489	13.74%	16.68
2014	58	507,957	11.99%	7,804,807	12.06%	15.37
2015	26	360,663	8.51%	5,454,172	8.43%	15.12
2016	10	98,852	2.33%	1,405,551	2.17%	14.22
2017	18	201,560	4.76%	4,594,127	7.10%	22.79
2018	25	402,834	9.50%	7,028,032	10.86%	17.45
2019	19	164,588	3.88%	1,819,667	2.81%	11.06
2020	10	238,492	5.63%	2,497,748	3.86%	10.47
2021	4	137,030	3.23%	925,925	1.43%	6.76
2022	6	89,892	2.12%	2,226,533	3.44%	24.77
2023	2	7,362	0.17%	126,712	0.20%	17.21
2024	3	188,506	4.45%	3,273,048	5.06%	17.36
2027	2	9,012	0.21%	442,017	0.68%	49.05
2028	4	189,509	4.47%	1,723,403	2.66%	9.09
Total Occupied	396	$4,238,268	100.00%	$64,690,496	100.00%	$15.26

Anchor GLA Owned by Tenants		254,916
Total Vacant		330,492

Total Square Feet		4,823,676

Reporting Supplement
March 31, 2010

Core Portfolio	Year-to-Date		3 months ended
New and Renewal Rent Spreads 1	March 31, 2010		March 31, 2010
	Cash 2	GAAP 3	Cash 2	GAAP 3
New leases
Number of new leases commencing	4	4	4	4
GLA	15,759	15,759	15,759	15,759
New base rent	$18.96	$19.58	$18.96	$19.58
Previous base rent (and percentage rent)	$22.30	$21.09	$22.30	$21.09
Percentage growth in base rent	-15.0%	-7.2%	-15.0%	-7.2%
Average cost per square foot	$23.27	$23.27	$23.27	$23.27

Renewal leases
Number of renewal leases commencing	10	10	10	10
GLA expiring	105,775	105,775	105,775	105,775
Renewal percentage	81%	81%	81%	81%
New base rent	$11.67	$11.93	$11.67	$11.93
Expiring base rent (and percentage rent)	$11.91	$11.91	$11.91	$11.91
Percentage growth in base rent	-2.0%	0.2%	-2.0%	0.2%
Average cost per square foot	$0.00	$0.00	$0.00	$0.00

Total new and renewal Leases
Number of new and renewal leases commencing	14	14	14	14
GLA commencing	101,496	101,496	101,496	101,496
New base rent	$12.80	$13.12	$12.80	$13.12
Expiring base rent (and percentage rent)	$13.52	$13.34	$13.52	$13.34
Percentage growth in base rent	-5.3%	-1.6%	-5.3%	-1.6%
Average cost per square foot	$3.61	$3.61	$3.61	$3.61

1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3 Rents are calculated on a straight-line basis.

Reporting Supplement
March 31, 2010

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current
		Quarter
	Period	3 months	Year
	ended	ended	Ended
	March 31, 2010	March 31, 2010	December 31, 2009

Leasing Commissions:	$101	$101	$600

Tenant Improvements:	1,230	1,230	4,392

Capital Expenditures:	-	-	446

Redevelopments	-	-	-

Total	$1,331	$1,331	$5,438

Reporting Supplement
March 31, 2010

Fund I Portfolio Detail		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
Midwest	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	450,336	142,686	593,022

New York
New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,794	35,291	100.00%	73.52%	85.15%	475,000	456,905	931,905

Various
Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,400	-	709,400	100.00%	0.00%	100.00%	3,560,326	-	3,560,326

Grand Total			814,944	64,744	879,688	93.24%	42.56%	89.51%	$4,485,662	$599,591	$5,085,253

Fund II Portfolio Detail
Midwest
Illinois
Oakbrook	Neiman Marcus	100%	112,000	-	112,000	100.00%	0.00%	100.00%	$825,000	$-	$825,000
New York
New York
Pelham Plaza	BJ's Discount Club, Michaels	98.8%	149,554	79,629	229,183	100.00%	25.23%	74.02%	3,864,172	846,102	4,710,274
Fordham Place	Sears, Best Buy	98.8%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760
Liberty Avenue	CVS	98.8%	10,880	15,245	26,125	100.00%	100.00%	100.00%	394,944	508,424	903,368
	New York Dept of
216th Street	Citywide Admin. Services	98.8%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	225,000	2,565,000
161st Street 1	The City of New York	98.8%	128,690	98,689	227,379	100.00%	62.05%	83.53%	3,127,173	1,257,651	4,384,824
Total New York			424,023	238,110	662,133	100.00%	59.27%	85.35%	12,599,517	5,483,709	18,083,226

Grand Total			536,023	238,110	774,133	100.00%	59.27%	87.47%	$13,424,517	$5,483,709	$18,908,226

Fund III Portfolio Detail
New York
	Wal Mart, A&P, United Artists
Cortlandt Towne Center	Theatre	100.0%	510,538	131,259	641,797	83.79%	82.32%	83.49%	$5,962,712	$2,510,242	$8,472,954

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	98.8%
CityPoint	23%
Canarsie Plaza	98.8%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1 Currently operating, but will be redeveloped in the future.

Reporting Supplement
March 31, 2010
Storage Portfolio Property Detail

			Net
			Rentable
			Square
OWNER	Operating Properties	Location	Feet	Occupancy

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,523
Fund III	Jersey City	Jersey City, New Jersey	76,720
Fund III	Webster Ave	Bronx, New York	36,535
Fund III	Linden	Linden, New Jersey	84,235
	Subtotal Stabilized		376,963	83.1%

	Repositioned - in Lease-up
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,203
Fund III	Long Island City	Queens, New York	134,791
	Subtotal in Lease-up		266,467	72.6%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,850
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,921
Fund III	Fordham Road	Bronx, New York	84,955
Fund III	Ridgewood	Queens, New York	88,839
Fund III	Lawrence	Lawrence, New York	97,693

	Total in lease-up		483,278	57.1%

	Total		1,126,708	69.4%

Reporting Supplement
March 31, 2010

Fund I
Lease Expirations
	Gross Leased Area			Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	18	709,400	93.36%	$3,560,326	79.37%	$5.02
2017	1	34,951	4.60%	450,336	10.04%	12.88
2080	1	15,497	2.04%	475,000	10.59%	30.65
Total Occupied	20	759,848	100.00%	$4,485,662	100.00%	$5.90

Total Vacant		55,096

Total Square Feet		814,944

Shop Tenant Expirations
Month to Month	2	7,200	26.13%	$56,522	9.43%	$7.85
2010	1	2,547	9.24%	86,012	14.35%	33.77
2011	2	3,465	12.58%	69,585	11.61%	20.08
2012	2	2,920	10.60%	62,648	10.45%	21.45
2014	1	2,597	9.43%	90,324	15.06%	34.78
2018	2	1,761	6.39%	53,658	8.95%	30.47
2019	1	1,904	6.91%	30,000	5.00%	15.76
2020	1	5,157	18.72%	150,842	25.16%	29.25
Total Occupied	12	27,551	100.00%	$599,591	100.00%	$21.76

Total Vacant		37,193

Total Square Feet		64,744

Total Anchor and Shop Tenant Expirations
Month to Month	2	7,200	0.91%	$56,522	1.11%	$7.85
2010	1	2,547	0.32%	86,012	1.69%	33.77
2011	20	712,865	90.55%	3,629,911	71.37%	5.09
2012	2	2,920	0.37%	62,648	1.23%	21.45
2014	1	2,597	0.33%	90,324	1.78%	34.78
2017	1	34,951	4.44%	450,336	8.86%	12.88
2018	2	1,761	0.22%	53,658	1.06%	30.47
2019	1	1,904	0.24%	30,000	0.59%	15.76
2020	1	5,157	0.65%	150,842	2.97%	29.25
2080	1	15,497	1.97%	475,000	9.34%	-
Total Occupied	32	787,399	100.00%	$5,085,253	100.00%	$6.46

Total Vacant		92,289

Total Square Feet		879,688

Reporting Supplement
March 31, 2010

Fund II
Lease Expirations
		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	2	240,690	44.90%	$3,952,173	29.45%	$16.42
2013	1	20,149	3.76%	564,172	4.20%	28.00
2019	1	39,705	7.41%	1,747,020	13.01%	44.00
2023	1	35,194	6.57%	1,126,208	8.39%	32.00
2027	1	60,000	11.19%	2,340,000	17.43%	39.00
2032	1	10,880	2.03%	394,944	2.94%	36.30
2033	1	129,405	24.14%	3,300,000	24.58%	25.50
Total Occupied	8	536,023	100.00%	$13,424,517	100.00%	$25.04

Total Vacant		-
Total Square Feet		536,023

Shop Tenant Expirations
Month to Month	1	9,967	6.87%	$99,670	1.82%	$10.00
2011	3	24,065	16.58%	584,773	10.66%	24.30
2012	3	27,205	18.75%	573,208	10.45%	21.07
2013	1	4,462	3.07%	172,991	3.15%	38.77
2014	2	5,081	3.50%	193,078	3.52%	38.00
2016	3	9,600	6.62%	86,000	1.57%	8.96
2018	3	6,000	4.13%	417,600	7.62%	69.60
2019	5	11,118	7.66%	582,476	10.62%	52.39
2022	1	-	0.00%	225,000	4.10%	-
2023	1	31,417	21.65%	1,131,012	20.62%	36.00
2027	1	6,208	4.28%	217,901	3.97%	35.10
2048	1	10,000	6.89%	1,200,000	21.88%	120.00
Total Occupied	25	145,123	100.00%	$5,483,709	100.00%	$37.79

Total Vacant		92,987
Total Square Feet		238,110

Total Anchor and Shop Tenant Expirations
Month to Month	1	9,967	1.46%	$99,670	0.53%	$10.00
2011	5	264,755	38.87%	4,536,946	24.00%	17.14
2012	3	27,205	3.99%	573,208	3.03%	21.07
2013	2	24,611	3.61%	737,163	3.90%	29.95
2014	2	5,081	0.75%	193,078	1.02%	38.00
2016	3	9,600	1.41%	86,000	0.45%	8.96
2018	3	6,000	0.88%	417,600	2.21%	69.60
2019	6	50,823	7.46%	2,329,496	12.32%	45.84
2023	2	66,611	9.78%	2,257,220	11.94%	33.89
2027	2	66,208	9.72%	2,557,901	13.53%	38.63
2022	1	-	0.00%	225,000	1.19%	-
2032	1	10,880	1.60%	394,944	2.09%	36.30
2033	1	129,405	19.00%	3,300,000	17.45%	25.50
2048	1	10,000	1.47%	1,200,000	6.35%	120.00
Total Occupied	33	681,146	100.00%	$18,908,226	100.00%	$27.76

Total Vacant		92,987
Total Square Feet		774,133

Reporting Supplement
March 31, 2010

Fund III
Lease Expirations
		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2013	3	64,580	15.10%	1,182,125	19.83%	18.30
2014	3	71,346	16.68%	1,103,266	18.50%	15.46
2017	2	52,131	12.19%	927,312	15.55%	17.79
2018	2	174,707	40.83%	1,709,562	28.67%	9.79
2022	1	65,028	15.20%	1,040,447	17.45%	16.00
Total Occupied	11	427,792	100.00%	$5,962,712	100.00%	$13.94

Total Vacant		82,746
Total Square Feet		510,538

Shop Tenant Expirations
Month to Month	3	5,670	5.12%	$94,392	3.76%	$16.65
2010	4	10,064	9.10%	93,517	3.73%	9.29
2011	2	2,000	1.81%	74,970	2.99%	37.49
2012	3	8,200	7.41%	223,000	8.88%	27.20
2013	2	11,000	9.94%	274,620	10.94%	24.97
2014	6	25,872	23.38%	687,589	27.39%	26.58
2015	3	7,402	6.69%	175,499	6.99%	23.71
2016	1	9,100	8.23%	176,771	7.04%	19.43
2017	2	9,688	8.76%	208,653	8.31%	21.54
2018	3	9,357	8.46%	176,202	7.02%	18.83
2019	2	9,285	8.39%	266,559	10.62%	28.71
2020	1	3,000	2.71%	58,470	2.33%	-
Total Occupied	32	110,638	100.00%	$2,510,242	100.00%	$22.69

Total Vacant		20,621
Total Square Feet		131,259

Total Anchor and Shop Tenant Expirations
Month to Month	3	5,670	1.06%	94,392	1.11%	$16.65
2010	4	8,584	1.60%	93,517	1.10%	10.89
2011	2	2,000	0.37%	74,970	0.88%	37.49
2012	3	8,200	1.53%	223,000	2.63%	27.20
2013	5	75,580	14.08%	1,456,745	17.19%	19.27
2014	9	97,218	18.11%	1,790,855	21.14%	18.42
2015	3	7,402	1.38%	175,499	2.07%	23.71
2016	1	9,100	1.69%	176,771	2.09%	19.43
2017	4	61,819	11.51%	1,135,965	13.41%	18.38
2018	5	184,064	34.27%	1,885,764	22.26%	10.25
2019	2	9,285	1.73%	266,559	3.15%	28.71
2020	1	3,000	0.56%	58,470	0.69%	19.49
2022	1	65,028	12.11%	1,040,447	12.28%	16.00
Total Occupied	43	536,950	100.00%	$8,472,954	100.00%	$15.78

Total Vacant		103,367
Total Square Feet		640,317

	QUARTERLY SUPPLEMENTAL DISCLOSURE
	March 31, 2010
	Property Demographics1
							3-Mile Radius2				5-Mile Radius
				Trade	Cash 2			#
				Area	Base	Total	Total	Households	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property / JV Ownership %	City	State	(Miles)	Rent	GLA	Pop.	("HH")	Income	Income	Pop.	HH	Income	Income
Core	Brandywine Town Center & Mkt Sq./22.22%	Wilmington	DE	3	16,075,825	997,006	41,222	15,054	$83,769	$102,192	120,306	46,004	$74,110	$93,425
Core	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	3,384,871	149,491	257,647	83,959	52,609	62,446	614,727	208,535	57,938	69,562
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	148,084	59,791	53,526	65,990	399,921	157,197	52,171	65,291
Core	Abington Towne Center	Abington	PA	3	1,085,654	216,369	91,293	34,692	66,882	82,491	304,127	117,213	59,851	70,401
Core	Clark & Diversey	Chicago	IL	3	798,588	19,265	419,461	213,740	58,803	81,579	969,623	410,327	51,138	67,593
Core	Hobson West Plaza	Naperville	IL	3	1,121,084	99,126	98,083	34,231	94,977	114,120	241,153	82,668	93,969	113,986
Core	Methuen Shopping Ctr.	Methuen	MA	5	958,689	130,021	89,957	31,569	41,619	49,981	201,503	72,943	47,894	56,306
Core	Crossroads Shopping Ctr. / 49%	White Plains	NY	3	5,896,114	310,742	105,870	39,349	78,556	85,621	205,109	73,112	93,445	108,276
Core	The Branch Plaza	Smithtown	NY	3	2,600,879	125,751	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Amboy Road	Staten Island	NY	3	1,597,204	60,090	156,384	56,991	69,666	90,260	292,132	105,178	66,927	88,388
Core	Village Commons Shopping Ctr.	Smithtown	NY	3	2,048,550	87,237	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,495,088	232,181	62,528	23,953	73,997	102,234	166,443	62,677	79,970	105,922
Core	Crescent Plaza	Brockton	MA	3	1,608,487	218,141	99,649	34,369	46,062	56,826	168,246	58,789	46,062	56,826
Core	239 Greenwich Avenue / 75%	Greenwich	CT	5	1,397,621	16,834	67,165	24,889	97,270	125,159	142,822	51,210	94,119	119,232
Core	Town Line Plaza	Rocky Hill	CT	3	1,608,852	206,346	45,606	19,067	65,917	75,855	153,302	61,023	57,724	68,679
Core	New Loudon Center	Latham	NY	5	1,767,740	255,826	41,815	15,619	55,375	66,288	151,655	61,034	47,547	61,261
Core	Pacesetter Park Shopping Ctr.	Pomona	NY	3	1,083,367	96,353	25,618	8,209	89,598	125,526	129,143	36,828	72,841	102,767
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	127,542	45,026	65,178	83,167	457,912	162,076	60,236	77,922
Core	West 54th Street	Manhattan	NY	3	2,930,992	9,693	582,613	325,406	80,037	96,770	2,424,848	1,048,312	55,446	67,194
Core	East 17th Street	Manhattan	NY	3	625,000	19,622	1,027,933	495,157	64,629	116,133	2,512,412	1,086,434	53,903	96,755
Core	Mad River Station	Dayton	OH	5	1,430,202	125,984	58,692	25,428	58,119	67,529	135,000	56,693	60,560	71,601
Core	Mark Plaza	Edwardsville	PA	5	800,295	216,401	87,986	37,409	31,982	39,628	124,868	52,566	34,683	43,184
Core	Bartow Avenue	The Bronx	NY	3	434,990	14,676	567,476	209,231	40,253	47,643	1,435,467	511,796	30,552	43,522
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,424,090	284,717	60,322	22,861	42,715	47,867	95,320	35,238	50,142	56,573
Core	A & P Shopping Plaza / 60%	Boonton	NJ	5	1,198,326	62,908	49,442	18,288	87,533	113,042	101,266	36,438	86,509	106,011
Core	Merrillville Plaza	Hobart	IN	5	2,908,593	235,026	26,118	10,066	56,556	64,248	87,796	32,151	54,709	62,531
Core	The Gateway Shopping Ctr.	So. Burlington	VT	3	1,830,591	101,784	46,879	19,366	44,294	55,033	69,993	28,186	47,104	57,514
Core	Marketplace of Absecon	Absecon	NJ	3	1,042,547	104,718	30,732	11,642	52,106	64,775	68,326	26,137	51,610	62,711
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	43,975	17,347	36,874	47,144	61,197	23,615	41,055	51,545
Core	Route 6 Plaza	Honesdale	PA	5	1,149,922	175,519	7,567	3,014	32,283	43,919	11,899	4,627	34,031	46,300
Fund I	Granville Center / 37.78%	Columbus	OH	3	593,022	134,997	112,547	47,337	47,547	53,746	266,313	108,411	53,466	60,719
Fund I	Tarrytown Shopping Center / 37.78%	Tarrytown	NY	3	931,905	35,291	36,856	13,450	78,415	95,294	123,546	43,654	85,757	103,311
Fund II- Urban In-Fill	400 East Fordham Road / 19.2%	The Bronx	NY	2	5,519,760	119,446	1,205,053	412,674	30,252	38,298	1,997,909	698,322	33,259	40,957
Fund II- Urban In-Fill	Sherman Avenue / 19.2%	Manhattan	NY	2	-	-	535,739	175,108	29,260	36,324	2,049,516	721,521	34,366	42,608
Fund II- Urban In-Fill	Pelham Manor Shopping Plaza / 19.2%	Westchester	NY	3	4,710,274	229,183	398,727	147,238	48,697	56,116	1,109,022	403,897	44,956	53,542
Fund II- Urban In-Fill	161st Street /19.2%	The Bronx	NY	2	4,384,824	227,379	1,274,483	427,111	25,104	31,477	2,531,473	966,482	37,307	48,034
Fund II- Urban In-Fill	Liberty Avenue / 19.2%	Queens	NY	3	903,368	26,125	613,457	201,509	44,915	59,078	613,457	201,509	44,915	59,078
Fund II- Urban In-Fill	216th Street / 19.2%	Manhattan	NY	2	2,565,000	60,000	536,119	183,542	30,978	41,481	536,119	183,542	30,978	41,481
Fund II- Other	Oakbrook/ 20%	Oakbrook	IL	3	825,000	112,000	77,560	29,487	77,130	108,955	288,932	108,039	75,456	97,126
Fund III- Other	Cortlandt Towne Center/19.91%	Mohegan Lake	NY	3	8,472,954	641,797	50,899	17,257	83,556	96,323	85,373	28,902	88,363	103,198
					93,596,603	6,409,894
TOTAL
Weighted Average - Based on GLA							154,941	55,500	$ 63,136	$ 76,820	332,964	123,624	$ 62,871	$ 77,133
Weighted Average - Based on base rent 1							177,395	71,426	$ 64,818	$ 80,029	427,638	165,399	$ 60,436	$ 74,671

CORE
Weighted Average - Based on GLA							75,047	28,625	$ 64,211	$ 78,600	184,546	69,155	$ 62,567	$ 77,399
Weighted Average - Based on base rent 1							132,927	57,431	$ 66,256	$ 82,028	358,134	141,340	$ 60,898	$ 75,439

FUND I
Weighted Average - Based on GLA							96,861	40,314	$ 53,944	$ 62,357	236,726	94,991	$ 60,158	$ 69,546
Weighted Average - Based on base rent 1							66,291	26,628	$ 66,411	$ 79,137	179,066	68,837	$ 73,199	$ 86,748

FUND II -Urban In-fill
Weighted Average - Based on GLA							865,845	296,662	$ 35,513	$ 43,231	1,686,381	622,251	$ 38,951	$ 48,506
Weighted Average - Based on base rent 1							887,420	303,985	$ 34,644	$ 42,775	1,619,244	588,817	$ 37,546	$ 46,931

FUND II -Other
Weighted Average - Based on GLA							77,560	29,487	$ 77,130	$ 108,955	288,932	108,039	$ 75,456	$ 97,126
Weighted Average - Based on base rent 1							77,560	29,487	$ 77,130	$ 108,955	288,932	108,039	$ 75,456	$ 97,126

FUND III
Weighted Average - Based on GLA							50,899	17,257	$ 83,556	$ 96,323	85,373	28,902	$ 88,363	$ 103,198
Weighted Average - Based on base rent 1							50,899	17,257	$ 83,556	$ 96,323	85,373	28,902	$ 88,363	$ 103,198

1 Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
2 West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

Reporting Supplement
March 31, 2010

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.